EXHIBIT 4.8

                Form of Specimen Certificate for
                   registrant's Common Stock.


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COMMON STOCK                           COMMON STOCK

TM

        TALBERT MEDICAL MANAGEMENT HOLDINGS CORPORATION

INCORPORATED UNDER THE LAWS OF                    SEE REVERSE FOR
THE STATE OF DELAWARE                         CERTAIN DEFINITIONS
                                                CUSIP 874121 10 6

THIS CERTIFIES THAT



is the record holder of

  FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.01 PAR
VALUE, OF TALBERT MEDICAL MANAGEMENT HOLDINGS CORPORATION transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

  This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:


   SECRETARY                      PRESIDENT
                              [SEAL]

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
TRANSFER AGENT AND REGISTRAR

BY


AUTHORIZED SIGNATURE

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  The Corporation shall furnish without charge to each
stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common             UNIF GIFT MIN ACT -- ...... Custodian ....
TEN ENT -- as tenants by the entireties                   (Cust)          (Minor)
JT TEN -- as joint tenants with right of              under Uniform Gifts to Minors
          survivorship and not as tenants             Act..................
          in common                                                  (State)
                                          UNIF TRF MIN ACT -- ..... Custodian (until age...)
                                                              (Cust)
                                                      .......... under Uniform Transfers
                                                        (Minor)
                                                      to Minors Act ...........
                                                                      (State)


  Additional abbreviations may also be used though not in the above list.

   FOR VALUE RECEIVED, ________________________ hereby sell, assign and transfer unto

      PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE

      ----------------------------------




---------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE,
                          OF ASSIGNEE)


_____________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


____________________________________________________ Attorney
to transfer the said stock on the books of the within named
Corporation with full power of substitution in the premises.

Dated  _____________________________________

                              X_________________________________

                              X_________________________________
                              NOTICE: THE SIGNATURE(S) TO THIS
                              ASSIGNMENT MUST CORRESPOND WITH THE
                              NAME(S) AS WRITTEN UPON THE FACE OF
                              THE CERTIFICATE IN EVERY
                              PARTICULAR, WITHOUT ALTERATION OR
                              ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed





By _______________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

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